EMPLOYMENT AGREEMENT

                  THIS AGREEMENT ("Agreement") is made and entered into effective July 1, 1997, by and between ATLANTIC GULF COMMUNITIES CORPORATION, a Delaware corporation with its principal office located at 2601 South Bayshore Drive, Miami, Florida 33133 (the "Company"), and THOMAS W. JEFFREY (the "Employee").

                                    RECITALS
                                    --------

                  A. The Company is engaged in, among other things, the acquisition, development and sale of real estate, and the management of various assets including a portfolio of receivables resulting from the sale of real estate.

                  B. The Company desires to continue the employment of the Employee as its Executive Vice President - Chief Financial Officer under terms which are competitive in the industry and which will provide the proper incentives to yield the maximum benefit to the Company and its stockholders.

                  C. The Employee desires to continue his employment with the Company under the terms of this Agreement.

                                    AGREEMENT
                                    ---------

                  The  Company  and  the  Employee  (individually,   a  "Party";
collectively, the "Parties"), in consideration of the promises and mutual covenants herein set forth, agree as follows:

                  1. EMPLOYMENT. The Company hereby continues the employment of the Employee, and the Employee hereby accepts such continued employment, to serve as the Executive Vice President Chief Financial Officer of the Company under the terms of this Agreement.

                  2. DUTIES AND PERFORMANCE. The Employee shall serve as the Executive Vice President - Chief Financial Officer of the Company, and shall perform such executive and administrative services as are generally expected of a corporate executive vice president and chief financial officer, or as may reasonably be assigned to him from time to time by the Company's president (the "President"), or the board of directors (the "Board"). The Employee shall report directly to the President. The Employee agrees to devote his full business time, attention, energy, and skill to the Company's business and goodwill and to perform diligently and to the best of his ability to serve the Company's interests.

                  3. TERM OF AGREEMENT. The term of the Employee's employment hereunder shall commence on July 1, 1997 and continue until 5:00 p.m. June 30, 1999, unless earlier terminated pursuant to Section 8 below.

                  4.       COMPENSATION.

                           a.       The Company  shall pay to the  Employee,  as
compensation for his services hereunder: (i) from the date hereof until December 31, 1997, a salary at the rate of $200,000 per annum, and (ii) from and after January 1, 1998, a salary at the rate of $225,000 per annum ("Base
Compensation"); payable biweekly in accordance with the Company's general policies and procedures for payment of salaries to its executive officers.

                           b.       In  addition to the Base  Compensation,  the
Employee shall be eligible for an annual bonus based upon Employee and Company performance (the "Performance Bonus") of up to 50% of his Base Compensation. The Employee's ability to earn a Performance Bonus shall be determined based upon objectives and other criteria set by the President and approved by the Board, in consultation with the Employee.

                           c.       In  addition to the Base  Compensation,  the
Company shall pay to Employee $90,000 upon the execution of this Agreement to terminate the employment arrangement previously authorized by the Board on December 9, 1996. Employee and Company hereby acknowledge and agree that the employment arrangement previously authorized by the Board on December 9,1996, is hereby terminated and of no further force or effect. The $90,000 paid to Employee under this Section 4.c. shall be applied against the Performance Bonus for the year ending December 31, 1997.

                           d.       Pursuant to the  Atlantic  Gulf  Communities
Employee Stock Option Plan (the "Existing Plan") and the authorization and action by the Compensation/Stock Option Committee (the "Compensation Committee") on November 17, 1997, the Employee has been granted options to purchase up to Fifty Thousand(50,000) shares of the Company's common stock (the "Existing Plan Stock Options"), subject to the terms and conditions set forth in the Existing Plan and the Existing Plan Stock Option Agreement dated November 17, 1997, attached hereto as Exhibit "A" (the "Existing Plan Stock Option Agreement").
Pursuant to the authorization and action by the Compensation Committee on November 17, 1997, the Employee has been granted options to purchase up to Two Hundred Thousand (200,000) shares of the Company's common stock (the "New Plan Stock Options"), subject to the terms and conditions set forth in the New Plan Stock Option Agreement dated November 17, 1997 attached hereto as Exhibit "B" (the "New Stock Option Plan and Agreement"). The Existing Plan Stock Options and New Plan Stock Options are sometimes collectively referred to herein as the "Stock Options". Notwithstanding anything to the contrary contained herein, the Employee may not exercise the New Plan Stock Options at any time prior to the date (the "Shareholder Approval Date") on which the New Stock Option Plan and Agreement is approved by a majority vote of the shareholders of the Company, in satisfaction of Section 162(m) of the Internal Revenue Code. Subject to the foregoing, the Employee's Stock Options shall vest and become exercisable according to the following schedules (provided the Employee's employment hereunder has not been terminated prior to each "Exercisability Date" and subject to such other terms as may be contained in the Existing Plan, the Existing Plan Stock Option Agreement and the New Stock Option Plan and Agreement):

                           EXISTING PLAN STOCK OPTIONS

                                                  Number of Shares that Become
     Exercisability Date                             Available for Purchase
     -------------------                             ----------------------

     November 17, 1997                                        16,667
     June 30, 1998                                            16,667
     June 30, 1999                                            16,666

The exercise price of the Existing Plan Stock Options shall be $4.3125 per share, which price is equal to the fair market value per share of the common stock of the Company on the date of grant. The Existing Plan Stock Options shall expire on the seventh (7th) anniversary of the date of grant, unless the Existing Plan Stock Options shall be forfeited on an earlier date, as set forth herein and under the Existing Plan Stock Option Agreement and the Existing Plan. All other terms and conditions of the Existing Plan Stock Options shall be as set forth in the Existing Plan Stock Option Agreement and the Existing Plan.

                             NEW PLAN STOCK OPTIONS

                                                    Number of Shares That Become
     Exercisability Date                               Available for Purchase
     -------------------                               ----------------------

     Shareholder Approval Date                                66,667
     June 30, 1998                                            66,667
     June 30, 1999                                            66,666

                  In the event the shareholders of the Company do not approve the New Stock Option Plan and Agreement, in accordance with Section 162(m) of the Internal Revenue Code, prior to September 30, 1998, any New Plan Stock Options granted to the Employee pursuant to this Section 4.d. shall be deemed null and void AB INITIO, and the Employee may terminate this Agreement for "Good Reason", as more fully set forth in Section 8.e. hereof.

                  The exercise price of the New Plan Stock Options shall be equal to the fair market value per share of the common stock of the

Company at the close of business on the Shareholder Approval Date. The New Plan Stock Options shall expire on the seventh (7th) anniversary of the date of the grant, unless the New Plan Stock Options shall be forfeited on an earlier date, as set forth herein and under the New Stock Option Plan and Agreement. All other terms and conditions of the New Plan Stock Options shall be as set forth in the New Stock Option Plan and Agreement.

                  Notwithstanding the above, any and all unexercisable and/or unexercised Stock Options shall be forfeited, terminated and deemed null and void on the dates set forth in Sections 8.a. through 8.e. hereof, as applicable in the event the Employee's employment hereunder is terminated pursuant to the applicable section hereof.

                           e.       In  respect  of  all  payments   under  this
Agreement, the Company shall withhold and pay over to the appropriate governmental agency all payroll taxes (including income, social security, and unemployment compensation taxes) required by the federal, state and local governments with jurisdiction over the Company.

                  5. EXPENSES. The Company will reimburse the Employee for all reasonable and necessary travel and entertainment and professional expenses incurred by the Employee in the performance of business-related duties for the Company and its subsidiaries.

                  6. FRINGE BENEFITS. During the Term of the Employee's employment hereunder, the Employee shall be entitled to such comparable fringe benefits and perquisites as may be provided to any or all of the Company's senior executives, including the President, pursuant to policies established from time to time by the Board or Compensation Committee, as applicable. These fringe benefits and perquisites shall include: (a) life insurance and health insurance; (b) up to four weeks of paid vacation per year (but not cumulative from year to year); (c) eligibility to participate in the Company's 401(k) Plan;
(d) a Company-leased car or car allowance, in either event not to exceed $800 per month (based on a "closed end" lease); (e) reimbursement of all reasonable expenses for or related to car insurance, repairs and maintenance; and (f) reimbursement of up to $1,000 annually for tax planning and tax return preparation services.

                  7. COVENANTS NOT TO COMPETE. During the Term of the Employee's employment with the Company, the Employee will not: (a) other than as an employee of the Company or any of its subsidiaries or affiliates, engage in an active way in real estate development or sales within the geographical boundaries of Florida; or (b) engage as a passive investor in real estate development or sales "in competition" with the Company or any of its subsidiaries or affiliates. Whether a particular passive investment is in competition with the Company or any of its subsidiaries or affiliates shall be determined by the Company's Conflicts Committee upon full disclosure of the prospective investment by the Employee. The Employee acknowledges and agrees that (a) the territory set forth above in which the foregoing restrictions apply are the areas in which the Company derives or will derive a significant portion of its revenues, (b) the foregoing restrictions as to time and area are reasonable for the protection of the goodwill and business of the Company against irreparable injury, (c) the foregoing restrictions do not place an undue hardship on the Employee, and (d) the restrictions do not affect adversely the public's health, safety or welfare.

                  8.       Termination of Employment.
                           --------------------------

                           a.       The Company  may  terminate  the  Employee's
employment hereunder at any time for "Cause," as defined below, upon giving written notice of such involuntary termination to the Employee. In such event, Employee shall not be entitled to any further compensation, bonus and/or benefits, and any and all unexercisable and/or unexercised Stock Options as of the date of the Employee's termination under this Section 8.a. shall be forfeited, terminated and deemed null and void five (5) business days from the date of termination. "Cause" justifying termination by the Company immediately upon written notice shall mean any one of the following acts of or omissions by the Employee:

                                    (1)  Conviction of a felony;

                                    (2)  Violation    of    federal   or   state
securities laws;

                                    (3)  Misappropriation   of   the   Company's
funds;

                                    (4)  The  violation of any law or regulation
governing the Employee's conduct under this Agreement;

                                    (5)  Habitual  use of  alcohol or drugs to a
degree that such use substantially interferes with the Employee's performance of his duties or obligations hereunder;

                                    (6)  Deliberate   and   premeditated    acts
against the Company's best interests; or

                                    (7)  Material  breach  of the  terms of this
Agreement.

                           b.       If  the  Company  wishes  to  terminate  the
Employee's  employment  hereunder  other  than for Cause,  as  defined  above in
Section 8.a., the Company shall be entitled to do so upon a 60-day written notice to the Employee of the Company's intention to terminate, provided, however, that: (i) any and all unexercised Stock Options shall be forfeited, terminated and deemed null and void ninety (90) days from the date on which the Employee's employment with the Company terminates, and (ii) Employee shall be entitled to receive the following compensation and benefits:

                                    (1)    any bonus earned but unpaid;

                                    (2)    severance compensation at the rate of
$225,000 per annum, payable in equal biweekly installments after the effective date of such termination until expiration of the first 12 months after such effective date, regardless of whether the Employee becomes gainfully employed in the ensuing 12-month period;

                                    (3)     during  the first  three (3)  months
following the effective date of such termination, (i) all fringe benefits to which the Employee would otherwise be entitled under clauses (d), (e) and (f) of the second sentence of Section 6 above or, at the Company's option, the payment of an amount necessary, computed on an after tax basis, for the Employee to purchase benefits substantially comparable to those to which he would otherwise be entitled to under clauses (d), (e) and (f) of the second sentence of Section 6 above, and (ii) use of an "out placement" service provider, as designated by the Company, to the extent the Company's cost therefor does not exceed $10,000; and

                                    (4)     during   the   12-month    severance
compensation period provided in Section 8.b.(2) above, all fringe benefits to which the Employee would otherwise be entitled under clause (a) of the second sentence of Section 6 above or, at the Company's option, the payment of an amount necessary, computed on an after tax basis, for the Employee to purchase benefits substantially comparable to those to which he would otherwise be entitled to under clause (a) of the second sentence of Section 6 above.

                           c.     Employee may terminate his employment with the
Company at any time upon 90 days prior written notice to the Company; however in such event, Employee shall not be entitled to any further compensation, bonus and/or severance benefits; and any and all unexercisable and/or unexercised Stock Options as of the Employee's termination under this Section 8.c. shall be forfeited, terminated and deemed null and void thirty (30) days from the date of Employee's termination of employment with the Company.

                           d.     Notwithstanding   anything   herein   to   the
contrary, this Agreement shall terminate immediately upon the Employee's death or total and permanent disability. For purposes of this Agreement, the Employee shall be considered totally and permanently disabled if, as a result of illness or injury, the Employee becomes unable to perform adequately his regular duties on the Company's behalf and such inability continues for 180 or more consecutive days. In such event, Company shall (i) pay to the Employee or the estate of the deceased Employee any accrued but unpaid Base Compensation through Employee's date of disability or death, (ii) pay to the Employee or the estate of the deceased Employee his accrued and earned but unpaid Performance Bonus, if any, and (iii) pay to the Employee or the estate of the deceased Employee a severance payment equal to six (6) months of the Employee's Base Compensation as of the Employee's date of death or disability. Any and all unexercisable and/or unexercised Stock Options as of the date of the Employee's death or disability shall be forfeited, terminated and deemed null and void ninety (90) days from the date of the Employee's death and/or disability.

                           e.    In the event the shareholders of the Company do
not approve the New Stock  Option Plan and  Agreement,  pursuant to the terms of
Section 4.d. hereof, the Employee may terminate his employment hereunder for "Good Reason" at any time prior to the earlier of fifteen (15) days following disapproval by the shareholders or October 15, 1998. Upon the Employee's termination  of his  employment  with the  Company  for Good  Reason  under this
Section 8.e., the Company shall (i) pay to the Employee any accrued but unpaid Base Compensation through the date of termination, and (ii) pay to the Employee his accrued and earned but unpaid Performance Bonus, if any. In addition, if and only to the extent that, the Performance Bonus would have been payable to Employee for the bonus period in which the Employee terminates his employment with the Company pursuant to this Section 8.e., based upon satisfaction of the predetermined objectives set by the President and approved by the Board for such bonus period, the Company shall pay the Employee a pro-rata share (based upon the ratio of the period during the bonus period in which the Employee was employed with the Company, as compared to the total bonus period) of the Performance Bonus that is earned for the bonus period in which his employment terminates, payable within two and one-half (2 1/2) months after the end of such bonus period. Further, (i) any and all New Stock Options shall be deemed null and void AB INITIO in the event the shareholders of the Company do not approve the New Stock Option Plan and Agreement prior to September 30, 1998, whether or not Employee terminates his employment pursuant to this Section 8.e., and (ii) in the event Employee terminates this Agreement pursuant to this Section 8.e., any and all unexercisable and/or unexercised Existing Plan Stock Options as of the Employee's termination under this Section 8.e. shall be forfeited, terminated and deemed null and void thirty (30) days from the date of Employee's termination of employment with the Company.

                  9. Confidentiality/No Solicitation.
                     --------------------------------

                           a.    CONFIDENTIAL  INFORMATION.  The Employee shall
not at any time during or after his employment with the Company disclose or use, directly or indirectly, any confidential information or trade secrets of the Company, except as required by the performance of his duties hereunder and solely for the

Company's benefit. For the purposes of this Agreement, "confidential information" shall mean all information disclosed to the Employee, or known by him as a consequence of or through his employment with the Company, where such information is not generally known in the trade or industry, and where such information  refers  or  relates  in  any  manner  whatsoever  to  the  business activities, processes, services or products of the Company. Such information includes business and development plans (whether contemplated, initiates or completed), development sites, business contacts, methods of operation, results of analysis, customer lists, business forecasts, financial data, costs, revenues, and similar information. Upon termination of this Agreement, the Employee shall immediately return to the Company all of its property, and all copies thereof, including all confidential information which has been reduced to tangible form, in his possession, custody or control.

                           b.    EMPLOYEE SOLICITATION.  The Employee shall not,
either during the Term, or the first 180 days after the termination of this Agreement, solicit, encourage or induce any employee of the Company to leave his or her employment with the Company.

                           c.     OTHER AGREEMENTS.  The Employee represents and
warrants that his performance hereunder shall not conflict with any other agreements to which he was or is a party. The Employee agrees not to enter into any agreement, either written or oral, which may conflict with this Agreement.

                           d.      RELIEF.  The Employee agrees that the Company
will be irreparably damaged by a breach of this Section 9 and that damages at law will be an insufficient remedy to the Company. The Employee also agrees that the Company shall be entitled, upon application to a court of competent jurisdiction, to obtain injunctive relief to enforce the provisions of this
Section 9, which injunctive relief shall be in addition to any other rights or remedies available to the Company.

                  This Section 9 shall survive the expiration or earlier termination of this Agreement.

                  10. INDEMNIFICATION. The Company shall indemnify Employee in all suits or proceedings relating to or arising out of conduct or actions in his official capacity as an officer or employee of the Company to the fullest extent permitted by Section 145 of the General Corporation Law of the State of Delaware, including the right to have expenses (including attorney's fees) incurred by the Employee paid by the Company in advance, as it may be amended from time to time, and the Company's certificate of incorporation and by-laws. This Agreement shall not in any manner diminish or change the Employee's indemnification rights under law, including Delaware law, or under the Company's certificate of incorporation and by-laws.

                  11. MODIFICATION. No change or modification of this Agreement shall be valid unless made in writing and signed by both the Parties.

                  12. APPLICABLE LAW. Except for Section 10 above, which shall be governed by and construed in accordance with the laws of the State of Delaware, this Agreement shall be governed by and construed in accordance with the laws of the State of Florida, without reference to provisions that refer a matter to the laws of any other jurisdiction. The Parties hereby agree that venue shall be exclusively within Dade County, Florida.

                  13. NO JURY TRIAL. THE COMPANY AND EMPLOYEE HEREBY VOLUNTARILY, KNOWINGLY AND INTENTIONALLY WAIVE ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING UNDER OR IN CONNECTION WITH THIS AGREEMENT.

                  14. ASSIGNMENT PROHIBITED. This Agreement is personal to the Parties and neither Party may assign or alienate any of its rights or obligations under this Agreement without the written consent of the other Party.

                  15. SEVERABILITY. If any part of this Agreement is contrary to, prohibited by, or deemed invalid under applicable law or regulations, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but that remainder of this Agreement shall not be invalid and shall be given full force and effect so far as possible.

                  16. WAIVERS. The failure or delay of either Party at any time to require performance by the other of any provision of this Agreement, even if known, shall not affect the right of such Party to require performance of that provision or to exercise any right, power or remedy hereunder, and any waiver by either Party of any breach of any provision of this Agreement shall not be construed as a waiver of any continuing or succeeding breach of such provision, a waiver of the provision itself, or a waiver of any right, power or remedy under this Agreement. No notice to or demand on either Party in any case shall, of itself, entitle such Party to any other or further notice or demand in similar or other circumstances.

                  17. ENFORCEMENT COSTS. If any legal action or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any provisions of this Agreement, the successful or prevailing Party shall be entitled to recover reasonable attorneys' and paralegals' fees, court costs and all expenses even if not taxable as court costs (including all such fees, costs and expenses incident to appeals), incurred in that action or proceeding, in addition to any other relief to which such Party may be entitled. The terms of this Section 17 shall survive any termination of this Agreement.

                  18. REMEDIES CUMULATIVE. No remedy conferred upon any Party pursuant to this Agreement is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law, in equity, by statute or otherwise, including the right to recoup damages arising out of a breach hereof. No single or partial exercise by any Party of any right, power or remedy hereunder shall preclude any other or further exercise thereof.

                  19. NOTICES. All notices and other communications required or permitted under this Agreement shall be in writing, and shall be deemed properly given if delivered personally, mailed by registered or certified mail in the United States mail, postage prepaid, return receipt requested, sent by facsimile, or sent by Express Mail, Federal Express or other nationally recognized express delivery service, as follows:

                           If to the Company or the Board:

                           Atlantic Gulf Communities Corporation
                           2601 South Bayshore Drive
                           Miami, Florida  33133
                           Attention:  President
                           Fax Number:  305-859-4398

                           With a copy to:

                           Atlantic Gulf Communities Corporation
                           2601 South Bayshore Drive
                           Miami, Florida 33133
                           Attn:  General Counsel
                           Fax Number:  305-859-4063

                           If to the Employee:

                           Thomas W. Jeffrey
                           Atlantic Gulf Communities Corporation
                           2601 South Bayshore Drive
                           Miami, Florida  33133
                           Fax Number:  305-859-4623

                           With a copy to:

                           6832 Mindello Street
                           Coral Gables, Florida  33146

Notice given by hand, certified or registered mail, or by Express Mail, Federal Express or other such express delivery service, shall be effective upon actual receipt. Notice given by facsimile transmission shall be effective upon actual receipt if received during the recipient's normal business hours, or at the beginning of the recipient's next business day after receipt if not received during the recipient's normal business hours. All notices by facsimile transmission shall be confirmed promptly after transmission in writing by certified mail or personal delivery.

                  Any party may change any address to which notice is to be given to it by giving notice as provided above of such change of address.

                  20. ENTIRE AGREEMENT. This Agreement incorporates the entire agreement between the Parties with respect to the subject matter here, and supersedes all other prior or contemporaneous agreements, negotiations or discussions between the Parties with respect thereto.

                  21. MISCELLANEOUS. Captions and section headings used herein are for convenience and are not a part of this Agreement and shall not be used in construing it. Where necessary or appropriate to the meaning hereof, the singular and plural shall be deemed to include each other, and the masculine, feminine and neuter shall be deemed to include each other.

                  IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first set forth above.

WITNESSES:                         COMPANY:

                                   ATLANTIC GULF COMMUNITIES
                                   CORPORATION

-------------------------          By:___________________________
Print:                                 J. Larry Rutherford,
      -------------------              Chairman of the Board, President and
                                       Chief Executive Officer

-------------------------
Print:
      -------------------


                                     EMPLOYEE:

-------------------------            ------------------------------
Print:                               THOMAS W. JEFFREY

-------------------------
Print:
      -------------------

                      ATLANTIC GULF COMMUNITIES CORPORATION
                      EXISTING PLAN STOCK OPTION AGREEMENT
                                       FOR
                                THOMAS W. JEFFREY

                                    AGREEMENT
                                    ---------

1. GRANT OF OPTION. Atlantic Gulf Communities Corporation, a Delaware corporation (the "Company") hereby grants, as of November 17, 1997, to Thomas W. Jeffrey (the "Optionee") an option (the "Option") to purchase up to Fifty Thousand (50,000) shares of the Company's Common Stock, $.10 par value per share (the "Shares"), at an exercise price per share equal to $4.3125. The Option shall be subject to the terms and conditions set forth herein, and in the Atlantic Gulf Communities Corporation Employee Stock Option Plan (the "Plan"), the provisions of which are hereby incorporated by reference. The Option is a nonqualified stock option, and not an incentive stock option.

2. DEFINITIONS. As used herein, the following terms shall have the meaning indicated:

         a. Any capitalized term used herein which is not defined herein shall have the meaning given in the Plan.

         b. "Cause" shall have the meaning set forth for such term in Section 8.a. of the Employment Agreement.

         c. "Employment Agreement" shall mean that certain Employment Agreement entered into by and between the Company and the Optionee, effective as of July 1, 1997.

3.       Exercise Schedule.
         ------------------

         a. Except as otherwise provided in Sections 6 or 8 of this Agreement, the Option shall be exercisable in whole or in part, and cumulatively, according to the following schedule:

                                          Number of Shares That Become Available
            Exercisability Date                        for Purchase
            -------------------                        ------------

            November 17, 1997                             16,667
            June 30, 1998                                 16,667
            June 30, 1999                                 16,666

         b. The Option shall terminate on, and in no event shall the Option be exercisable after, November 16, 2004.

4.       METHOD OF  EXERCISE.  This Option shall be  exercisable  in whole or in part in accordance with
the exercise schedule set forth in Section 3 hereof by written notice which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such Shares as may be required by the Company. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the exercise price. This Option shall be deemed to be deemed to be exercised after both (a) receipt by the Company of such written notice accompanied by the exercise price and (b) arrangements that are satisfactory to the Committee in its sole discretion have been made for Optionee's payment to the Company of the amount that is necessary to be withheld in accordance with applicable Federal or state withholding requirements. No Shares will be issued pursuant to the Option unless and until such issuance and such exercise shall comply with all relevant provisions of applicable law, including the requirements of any stock exchange upon which the Shares then may be traded.

5. METHOD OF PAYMENT. Payment of the exercise price shall be by any of the following, or a combination thereof, at the election of the Optionee: (a) cash;
(b) check; or (c) such other consideration or in such other manner as may be determined by the Committee or the Board, which other method, in the discretion of the Committee or the Board may include, without limitation, payment of the exercise price in whole or in part (i) with Shares held by the Optionee for at least six months, (ii) by a promissory note payable to the order of the Company in a form acceptable to the Committee, or (iii) by the Company retaining from the Shares to be delivered upon exercise of the Option that number of Shares having a Fair Market Value on the date of exercise equal to the option price for the number of Shares with respect to which the Optionee exercises the Option or by any other form of cashless exercise procedure approved by the Committee or the Board.

6. TERMINATION OF OPTION. Any and all unvested or unexercised portion of the Option shall terminate and become null and void at the time of the earliest to occur of the following:

         a.       five  (5)  business   days  after  the  date  the   Optionee's
employment with the Company is terminated for Cause, pursuant to Section 8.a. of the Employment Agreement;

         b. ninety (90) days after the date the Optionee's employment with the Company is terminated (i) by the Company without Cause, pursuant to Section 8.b. of the Employment Agreement, or (ii) as a result of the death or the total and permanent disability of the Optionee, pursuant to Section 8.d. of the Employment Agreement; or

         c. thirty (30) days after the date the Optionee terminates his employment with the Company, pursuant to Section 8.c. of the Employment Agreement.

         Also, the Committee or the Board, in its sole discretion may by giving written notice (the "cancellation notice" cancel, effective upon the date of the consummation of any corporation transaction described in Section 8(a) of this Agreement or the consummation of any reorganization, merger, consolidation or other transaction in which the Company does not survive, any Option that remains unexercised on such date. Such cancellation notice shall be given thirty
(30) days prior to the proposed date of such cancellation and may be given either before or after approval of such corporate transaction.

7. TRANSFERABILITY. The Option is not transferable other than by will or by the laws of descent and distribution, and during the lifetime of the Optionee the Option shall be exercisable only by the Optionee or the Optionee's legal representative. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

8. CHANGE IN CONTROL. This Option shall become immediately fully exercisable in the event of a "Change in Control" or the event that the Committee or the Board exercised its discretion to provide a cancellation notice with respect to the Option pursuant to Section 6 hereof. For this purpose, the term "Change in Control" shall mean:

         a. Approval by the shareholders of the Company of (i) a reorganization, merger, consolidation or other form of corporate transaction or series of transactions, in each case, with respect to which persons who were the shareholders of the Company immediately prior to such reorganization, merger or consolidation or other transaction do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities, or (ii) a liquidation or dissolution of the Company or (iii) the sale of all or substantially all of the assets of the Company (unless such reorganization, merger, consolidation or other corporate transaction, liquidation, dissolution or sale is subsequently abandoned); or

         b. Individuals who, as of the date hereof, constitute the board (as of the date hereof the "Incumbent Board") cease for any reason to constitute a majority of the Board, provided that (i) any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Securities Exchange Act) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board, and (ii) any person becoming a director subsequent to the date hereof who is nominated by AP-AGC, LLC, a shareholder of the Company, and who replaces a member of the Incumbent Board nominated by AP-AGC, LLC, shall be for purposes of this Agreement considered as though such persons were a member of the Incumbent Board; or

         c. The acquisition (other than from the Company) by any person, entity or "group", within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act, (excluding, for this purpose, AP-AGC, LLC or the Company or its subsidiaries, or any employee benefit plan of the Company or its subsidiaries which acquires beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act) of 30% or more of either the then outstanding

Common Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors.

9. No Right to Continued Employment. Neither the Option nor this Agreement shall confer upon the Optionee any right to continued employment or service with the Company.

10. Law Governing. This Agreement shall be governed in accordance with and governed by the internal laws of the State of Delaware.

11. Notices Any notice under this Agreement shall be in writing and shall be deemed to have been duly given when delivered personally or when deposited in the United States mail, registered, postage prepaid, and addressed, in the case of the Company, to the Company's Secretary at 2601 S. Bayshore Drive, Miami, Florida 33133, or if the Company should move its principal office, to such principal office, and, in the case of the Optionee, to the Optionee's last permanent address as shown on the Company's records, subject to the right of either party to designate some other address at any time hereafter in a notice satisfying the requirements of this Section.



         IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first set forth above.

WITNESSES:                             COMPANY:

                                       ATLANTIC GULF COMMUNITIES CORPORATION

-----------------------------          By:
Print:                                     ------------------------------------
      -----------------------              J. Larry Rutherford,
                                           Chairman of the Board, President
-----------------------------              and Chief Executive Officer
Print:
      -----------------------

                                       EMPLOYEE:

-----------------------------          ------------------------------
Print:                                 THOMAS W. JEFFREY
      -----------------------

-----------------------------
Print:
      -----------------------

                      ATLANTIC GULF COMMUNITIES CORPORATION
                       NEW STOCK OPTION PLAN AND AGREEMENT
                                       FOR
                                THOMAS W. JEFFREY

                                    AGREEMENT
                                    ---------

1. GRANT OF OPTION. Atlantic Gulf Communities Corporation, a Delaware corporation (the "Company") hereby grants, as of November 17, 1997, to Thomas W. Jeffrey (the "Optionee") an option (the "Option") to purchase up to Two Hundred Thousand (200,000) shares of the Company's Common Stock, $.10 par value per share (the "Shares"), at an exercise price per share equal to the Option Price. The Option shall be subject to the terms and conditions set forth herein. The Option is a nonqualified stock option, and not an Incentive Stock Option.

2. STOCK OPTION PLAN. This Agreement shall also serve as the plan under which the Option is granted, pursuant to the regulations promulgated under Section 162 of the Internal Revenue Code. The maximum number of shares that may be subject to acquisition under the Option may not exceed Two Hundred Thousand (200,000) shares.

3. DEFINITIONS. As used herein, the following terms shall have the meaning indicated:

         (a)  "Board" shall mean the Board of Directors of the Company.

         (b) "Cause" shall have the meaning set forth for such term in Section 8.a. of the Employment Agreement.

         (c) "Committee" shall mean a committee appointed by the Board (the "Committee") which shall be composed of two or more Directors all of whom shall be Outside Directors. The membership of the Committee shall be constituted so as to comply at all times with the applicable requirements of Rule 16b-3 promulgated under the Securities Exchange Act and Section 162(m) of the Internal Revenue Code. The Committee shall serve at the pleasure of the Board and shall have the powers designated herein and such other powers as the Board may from time to time confer upon it.

         (d) "Common Stock" shall mean the Company's Common Stock, par value $.10 per share.

         (e) "Director" shall mean a member of the Board.

         (f) "Employment Agreement" shall mean that certain Employment Agreement entered into by and between the Company and the Optionee, of even date herewith.

         (g) "Fair Market Value" of a Share on any date of reference shall mean the "Closing Price" (as defined below) of the Common Stock on the business day immediately preceding such date, unless the Committee in its sole discretion shall determine otherwise in a fair and uniform manner. For the purpose of determining Fair Market Value, the "Closing Price" of the Common Stock on any business day shall be the last reported sale price of the Common Stock on the National Association of Securities Dealers' National Market System, on an national securities exchange, or, if no such sales price is reported, the mean between the closing high bid and low asked quotations for such day of Common Stock on such system, as reported in any newspaper of general circulation. If no quotation is made for the applicable day, the Fair Market Value shall be determined in the manner set forth in the preceding sentence using quotations for the next preceding day for which there were quotations, provided that such quotations shall have been made within the ten (10) "Trading" days preceding the applicable day. Notwithstanding the foregoing, if no such information is available, or if otherwise determined necessary by the Committee, the Fair Market Value shall be determined in good faith by the Committee or the Board in a fair and uniform manner.

         (h) "Incentive Stock Option" shall mean an incentive stock option as defined in Section 422 of the Internal Revenue Code.

         (i) "Internal Revenue Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

         (j) "Non-Qualified Stock Option" shall mean an Option which is not an Incentive Stock Option.

         (k) "Option" (when capitalized) shall mean any option granted under this Agreement.

         (l) "Option Price" shall mean the Fair Market Value of a Share on the Shareholder Approval Date.

         (m) "Outside Director" shall mean a member of the Board who qualifies as an "outside director" under Section 162(m) of the Internal Revenue Code and the regulations thereunder and as a "Non-Employee Director" under Rule 16b-3 promulgated under the Securities Exchange Act.

         (n) "Securities Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

         (o) "Share" shall mean a share of Common Stock.

         (p) "Shareholder Approval Date" shall mean the date on which this Stock Option Plan and Agreement is approved by a majority vote of the shareholders of the Company, in satisfaction of Section 162(m) of the internal Revenue Code.

4.       Exercise Schedule.
         ------------------

         (a) Except as otherwise provided in Sections 7 or 10 of this Agreement, the Option shall be exercisable in whole or in part, and cumulatively, according to the following schedule:

                                                     Number of Shares That
         Exercisability Date                     Become Available for Purchase
         -------------------                     -----------------------------

         Shareholder Approval Date                          66,667
         June 30, 1998                                      66,667
         June 30, 1999                                      66,666

         (b) Notwithstanding anything to the contrary contained herein, the Optionee may not exercise any portion of the Option at any time prior to the date on which this Stock Option Plan and Agreement is approved by a majority vote of the shareholders of the Company, in satisfaction of Section 162(m) of the Internal Revenue Code. In the event the shareholders of the Company do not approve this Stock Option Plan and Agreement, in satisfaction of Section 162(m) of the Internal Revenue Code, prior to September 30, 1998, any portion of the Option granted to the Optionee hereunder shall be deemed null and void ab initio, whether or not the Optionee terminates his employment with the Company.

         (c) The Option shall terminate on, and in no event shall the Option be exercisable after, November 16, 2004.

5. METHOD OF EXERCISE. This Option shall be exercisable in whole or in part in accordance with the exercise schedule set forth in Section 4 hereof by written notice which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such Shares as may be required by the Company. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the exercise price. This Option shall be deemed to be exercised after both
(a) receipt by the Company of such written notice accompanied by the exercise price and (b) arrangements that are satisfactory to the Committee in its sole discretion have been made for Optionee's payment to the Company of the amount that is necessary to be withheld in accordance with applicable Federal or state withholding requirements. No Shares will be issued pursuant to the Option unless and until such issuance and such exercise shall comply with all relevant provisions of applicable law, including the requirements of any stock exchange upon which the Shares then may be traded.

6. METHOD OF PAYMENT. Payment of the exercise price shall be by any of the following, or a combination thereof, at the election of the Optionee: (a) cash;
(b) check; or (c) such other consideration or in such other manner as may be determined by the Committee or the Board, which other method, in the discretion of the Committee or the Board may include, without limitation, payment of the exercise price in whole or in part (i) with Shares held by the Optionee for at least six (6) months, (ii) by a promissory note payable to the order of the Company in a form acceptable to the Committee, or (iii) by the Company retaining from the Shares to be delivered upon exercise of the Option that number of Shares having a Fair Market Value on the date of exercise equal to the option price for the number of Shares with respect to which the Optionee exercises the Option or by any other form of cashless exercise procedure approved by the Committee or the Board.

7. TERMINATION OF OPTION. Any and all unvested or unexercised portion of the Option shall terminate and become null and void at the time of the earliest to occur of the following:

         (a) five (5) business days after the date the Optionee's employment with the Company is terminated for Cause, pursuant to Section 8.a. of the Employment Agreement;

         (b) ninety (90) days after the date the Optionee's employment with the Company is terminated (i) by the Company without Cause, pursuant to Section 8.b. of the Employment Agreement, or (ii) as a result of the death or the total and permanent disability of the Optionee, pursuant to Section 8.d. of the Employment Agreement; or

         (c) thirty (30) days after the date the Optionee terminates his employment with the Company, pursuant to Section 8.c. of the Employment Agreement.

         Also, the Committee or the Board, in its sole discretion may by giving written notice (the "cancellation notice") cancel, effective upon the date of the consummation of any corporate transaction described in Section 10(a) of this Agreement or the consummation of any reorganization, merger, consolidation or other transaction in which the Company does not survive, any Option that remains unexercised on such date. Such cancellation notice shall be given thirty (30) days prior to the proposed date of such cancellation and may be given either before or after approval of such corporate transaction.

8.       TRANSFERABILITY.
         ----------------

         (a) The Option is not transferable other than by will or by the laws of descent and distribution, and during the lifetime of the Optionee the Option shall be exercisable only by the Optionee or the Optionee's legal representative. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

         (b) Unless the prior written consent of the Committee or the Board is obtained and the transaction does not violate the requirements of Rule 16b-3 promulgated under the Securities Exchange Act, no Shares acquired pursuant to the exercise of an Option may be sold, assigned, pledged or otherwise transferred prior to the expiration of the six-month period following the date on which the Option was granted.

9.  NO  RIGHTS  OF   STOCKHOLDERS.   Neither  the   Optionee  nor  any  personal
representative (or beneficiary) shall be, or shall have any of the rights and privileges of, a stockholder of the Company with respect to any shares of Stock purchasable or issuable upon the exercise of any portion of the Option prior to the date of exercise of the Option.

10. CHANGE IN CONTROL. This Option shall become immediately fully exercisable in the event of a "Change in Control" or in the event that the Committee or the Board exercises its discretion to provide a cancellation notice with respect to the Option pursuant to Section 7 hereof. For this purpose, the term "Change in Control" shall mean:

         (a) Approval by the shareholders of the Company of (i) a reorganization, merger, consolidation or other form of corporate transaction or series of transactions, in each case, with respect to which persons who were the shareholders of the Company immediately prior to such reorganization, merger or consolidation or other transaction do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities, or (ii) a liquidation or dissolution of the Company or (iii) the sale of all or substantially all of the assets of the Company (unless such reorganization, merger, consolidation or other corporate transaction, liquidation, dissolution or sale is subsequently abandoned); or

         (b) Individuals who, as of the date hereof, constitute the Board (as of the date hereof the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that (i) any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company, as such terms are used in Rule 14a- 11 of Regulation 14A promulgated under the Securities Exchange Act) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board, and (ii) any person becoming a director subsequent to the date hereof who is nominated by AP-AGC, LLC, a shareholder of the Company, and who replaces a member of the Incumbent Board nominated by AP-AGC, LLC, shall be for purposes of this Agreement, considered as though such person were a member of the Incumbent Board; or

         (c) The acquisition (other than from the Company) by any person, entity or "group", within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act, (excluding, for this purpose, AP-AGC, LLC or the Company or its subsidiaries, or any employee benefit plan of the Company or its subsidiaries which acquires beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act) of 30% or more of either the then outstanding Common Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors.

11.      ADJUSTMENT OF SHARES.
         ---------------------

         (a) If at any time while unexercised Options are outstanding, there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of Shares, then and in such event, appropriate adjustment shall be made in the number of Shares and the exercise price per Share thereof subject to any outstanding Option, so that the same percentage of the Company's issued and outstanding Shares shall remain subject to purchase at the same aggregate exercise price.

         (b) The Committee or the Board may change the terms of Options outstanding under this Agreement, with respect to the option price or the number of Shares subject to the Options, or both, when, in the Committee's or Board's sole discretion, such adjustments become appropriate so as to preserve but not increase benefits under this Agreement.

         (c) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with a direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made to, the number of or exercise price for Shares then subject to outstanding Options granted under this Agreement.

         (d) Without limiting the generality of the foregoing, the existence of outstanding Options granted under this Agreement shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above the Shares subject to outstanding Options; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

12.      ISSUANCE OF SHARES.
         -------------------

         (a) The Company shall not be obligated to issue any Shares unless it is advised by counsel of its selection that it may do so without violation of the applicable Federal and State laws pertaining to the issuance of securities, and may require any stock so issued to bear a legend, may give its transfer agent instructions, and may take such other steps, as in its judgment are reasonably required to prevent any such violation.

         (b) As a condition to any sale or issuance of Shares upon exercise of any Option, the Committee or the Board may require such agreements or undertakings as the Committee or the Board may deem necessary or advisable to facilitate compliance with any applicable law or regulation including, but not limited to, the following:

                      (i) a  representation  and warranty by the Optionee to the
             Company, at the time any Option is exercised, that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

                      (ii  a representation,  warranty  and/or  agreement  to be bound by any legends endorsed upon the certificate(s) for such Shares that are, in the opinion of the Committee or the Board, necessary or appropriate to facilitate compliance with the provisions of any securities laws deemed by the Committee or the Board to be applicable to the issuance and transfer of such Shares.

13.      ADMINISTRATION.
         --------------

         (a) This Agreement shall be administered by the Committee or the Board.

         (b) The Committee or the Board, from time to time, may adopt rules and regulations for carrying out the purposes of this Agreement. The determinations by the Committee or the Board, and the interpretation and construction of any provision of this Agreement by the Committee or the Board, shall be final and conclusive.

14. NO RIGHT TO CONTINUED EMPLOYMENT. Neither the Option nor this Agreement shall confer upon the Optionee any right to continued employment or service with the Company.

15. LAW GOVERNING. This Agreement shall be governed in accordance with and governed by the internal laws of the State of Delaware.

16. INTERPRETATION. The Optionee accepts the Option subject to all the terms and provisions of this Agreement. The undersigned Optionee hereby accepts as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the this Agreement.

17. NOTICES. Any notice under this Agreement shall be in writing and shall be deemed to have been duly given when delivered personally or when deposited in the United States mail, registered, postage prepaid, and addressed, in the case of the Company, to the Company's Secretary at 2601 S. Bayshore Drive, Miami, Florida 33133, or if the Company should move its principal office, to such principal office, and, in the case of the Optionee, to the Optionee's last permanent address as shown on the Company's records, subject to the right of either party to designate some other address at any time hereafter in a notice satisfying the requirements of this Section.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the 17th day of November, 1997.

                                  COMPANY:

                                  ATLANTIC GULF COMMUNITIES
                                  CORPORATION

                                  By:
                                     ---------------------------------------
                                  Name:  J. Larry Rutherford
                                  Title: President, Chairman of the Board
                                         and Chief Executive Officer


Dated:                            OPTIONEE:

                                  By:
                                     ---------------------------------------